  As filed with the Securities and Exchange Commission on September 29, 1997

--------------------------------------------------------------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                              September 17, 1997
                               (Date of Report)


                       ERP OPERATING LIMITED PARTNERSHIP

            (Exact name of Registrant as Specified in its Charter)



                                    0-24920
                             (Commission File No.)

          Illinois                                             36-3894853
(State or Other Jurisdiction                                (I.R.S. Employer
       of Incorporation)                                   Identification No.)




Two North Riverside Plaza, Chicago, Illinois                         60606
 (Address of Principal Executive Offices)                        (Zip Code)


                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ACQUISITIONS

ERP Operating Limited Partnership and its subsidiaries (the "Operating Partnership") acquired two multifamily properties on August 27, 1997. The cash portion of this transaction was financed primarily through the June 1997 Common Share Offerings of the Company. Descriptions of the acquired properties follow. The Operating Partnership has also entered into a contract to acquire an additional 17 properties which are discussed in Item 5.

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

PACES STATION APARTMENTS AND PACES ON THE GREEN APARTMENTS, ATLANTA, GEORGIA

On August 27, 1997, the Operating Partnership acquired two multifamily properties located in Atlanta, Georgia ("Paces Station" and "Paces on the Green"). Paces Station was approximately 94% occupied as of June 30, 1997. The property consists of 400 units in 37 two and three story residential buildings and one office/clubhouse on approximately 32 acres. Amenities include a clubhouse, two swimming pools, jacuzzi, wood burning fireplaces with gas starters, mini blinds, laundry facilities, microwaves, breakfast bars, pantries, built-in bookshelves in select units, and washer/dryer connections in all units. The property was constructed in phases from 1984-1988. Property management services are being provided by the Operating Partnership since the date of acquisition.

Paces on the Green was approximately 98% occupied as of June 30, 1997. The property consists of 210 units in 14 two and three story residential buildings and one clubhouse on approximately nine acres. Amenities include a clubhouse, two swimming pools, jacuzzi, lighted tennis courts, croquet and putting green, car wash facilities, microwaves, washer/dryer hook-ups in all units, mini blinds, and fireplaces in select units. The property was constructed in 1989. Property management services are being provided by the Operating Partnership since the date of acquisition.

Terms of Purchase

Paces Station and Paces on the Green were purchased from an unaffiliated third party for $37.3 million.

ITEM 5.  OTHER EVENTS

THE AMERITECH TRANSACTION

The Operating Partnership entered into a contract with an unaffiliated third party to acquire 17 multifamily properties. Below are the expected terms of purchase and the descriptions of the properties which the Operating Partnership deems to be probable acquisitions (the "Ameritech Pension Trust Probable Properties" or the "Probable Properties").

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996 and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

Expected Terms of Purchase

The aggregate purchase price of the Probable Properties is $292.4 million, which includes the assumption of approximately $136 million of mortgage indebtedness and the issuance of Common Shares of the Company in the amount of approximately $156.4 million.

Descriptions of Properties

AUTUMN CREEK APARTMENTS, CORDOVA, TENNESSEE

Autumn Creek Apartments ("Autumn Creek") is a 210-unit multifamily property located in Cordova, Tennessee. Autumn Creek was approximately 92% occupied as of July 28, 1997. The property consists of 20 two and three story buildings and a clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/clubhouse, lighted tennis court, swimming pool, sauna, whirlpool, fitness center, vaulted ceilings, and washer/dryers in all units. The property was constructed in 1991.

BLUE SWAN APARTMENTS, SAN ANTONIO, TEXAS

Blue Swan Apartments ("Blue Swan") is a 285-unit multifamily property located in San Antonio, Texas. Blue Swan was approximately 87% occupied as of June 20, 1997. The property consists of 28 two and three story residential buildings and two clubhouses on approximately 12 acres. Amenities include two clubhouses, two swimming pools, two jacuzzis, fitness room, cabana, perimeter fencing with card operated access gates, and washer/dryer connections in 261 units. The property was constructed between 1985 and 1994.

BROOKRIDGE APARTMENTS, CENTREVILLE, VIRGINIA

Brookridge Apartments ("Brookridge") is a 252-unit multifamily property located in Centreville, Virginia. Brookridge was approximately 97% occupied as of June 18, 1997. The property consists of 25 three and four story residential buildings and a clubhouse/leasing office on approximately 15 acres. Amenities include a clubhouse, swimming pool, fitness center, lighted tennis court, washer/dryers in each unit, fireplaces in select units, vaulted ceilings, biking and jogging trails, and built in microwave ovens. The property was constructed in 1989.



CHANTECLEER LAKES APARTMENTS, NAPERVILLE, ILLINOIS

Chantecleer Lakes Apartments ("Chantecleer Lakes") is a 304-unit multifamily property located in Naperville, Illinois. Chantecleer Lakes was approximately 92% occupied as of June 19, 1997. The property consists of 16 two story residential buildings and a single-story clubhouse on approximately 19 acres. Amenities include a swimming pool, clubhouse, health club with spa, washers and dryers in each unit, three spring fed lakes, sunken living rooms, built-in microwaves in each unit, and an intercom entry system. The property was constructed in 1986.

CRESCENT AT CHERRY CREEK APARTMENTS, DENVER, COLORADO

Crescent at Cherry Creek Apartments ("Crescent at Cherry Creek") is a 216-unit multifamily property located in Denver, Colorado. Crescent at Cherry Creek was approximately 93% occupied as of July 23, 1997. The property consists of nine three-story residential buildings and a single-story clubhouse. Amenities include a clubhouse, swimming pool, spa, exercise/fitness facility, controlled access gates, individual garages with openers, washer/dryer connections, and fireplaces. The property was constructed in 1994.


GOVERNOR'S POINT APARTMENTS, ROSWELL, GEORGIA

Governor's Point Apartments ("Governor's Point") is a 468-unit multifamily property located in Roswell, Georgia. Governor's Point was approximately 93% occupied as of July 22, 1997. The property consists of 48 two story residential buildings and two clubhouses on approximately 34 acres. Amenities include two clubhouses, two swimming pools, spa, four lighted tennis courts, exercise room, tot lot, washer/dryer connections, and fireplaces. The property was constructed between 1982 and 1986.

HIDDEN PALMS APARTMENTS, TAMPA, FLORIDA

Hidden Palms Apartments ("Hidden Palms") is a 256-unit multifamily property located in Tampa, Florida. Hidden Palms was approximately 88% occupied as of July 7, 1997. The property consists of 15 two and three story residential buildings and a single story clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/clubhouse, swimming pool, fitness center, two jacuzzis, washer/dryer connections in all units, washer/dryers in select units, vaulted ceilings, and picnic areas. The property was constructed in 1986.


IDLEWOOD APARTMENTS, INDIANAPOLIS, INDIANA

Idlewood Apartments ("Idlewood") is a 320-unit multifamily property located in Indianapolis, Indiana. Idlewood was approximately 94% occupied as of June 30, 1997. The property consists of 20 two and three story residential buildings and a one story clubhouse on approximately 29 acres. Amenities include a clubhouse, swimming pool, playground, exercise room, sauna, carports and garages. The property was constructed in 1991.

JEFFERSON AT WALNUT CREEK APARTMENTS, AUSTIN, TEXAS

Jefferson at Walnut Creek ("Jefferson at Walnut Creek") is a 342-unit multifamily property located in Austin, Texas. Jefferson at Walnut Creek was approximately 96% occupied as of June 18, 1997. The property consists of 15 three story residential buildings, one clubhouse, and one pool house on approximately 20 acres. Amenities include a clubhouse, two swimming pools, fitness center, spa, covered parking and garages, perimeter fence with access gates, intrusion alarms, microwaves, fireplaces in some units, and washer/dryer hookups. The property was constructed in 1994.

KIRBY PLACE APARTMENTS, HOUSTON, TEXAS

Kirby Place Apartments ("Kirby Place") is a 362-unit multifamily property located in Houston, Texas. Kirby Place was approximately 97% occupied as of June 18, 1997. The property consists of 15 three story and two four story residential buildings on approximately nine acres. Amenities include a clubhouse with conference/film room, business center, fitness room and aerobics room, guard house, swimming pool, mountain bikes, nine foot ceilings, crown molding, and washer/dryers in all units. The property was constructed in 1994.

LARKSPUR WOODS APARTMENTS, SACRAMENTO, CALIFORNIA

Larkspur Woods Apartments ("Larkspur Woods") is a 232-unit multifamily property located in Sacramento, California. Larkspur Woods was approximately 97% occupied as of June 20, 1997. The property consists of 27 two story residential buildings and one clubhouse on approximately 16 acres. Amenities include a heated outdoor swimming pool and spa, wood burning fireplaces, clubhouse with business center and library, exercise room, gated entrance, basketball half court, full size washer/dryers in each unit, picnic area, sauna, and attached garages. The property was constructed in phases between 1989 and 1993.

NORTHWOODS VILLAGE APARTMENTS, CARY, NORTH CAROLINA

Northwoods Village Apartments ("Northwoods Village") is a 228-unit multifamily property located in Cary, North Carolina. Northwoods Village was approximately 97% occupied as of June 30, 1997. The property consists of 23 two story residential buildings and one clubhouse/leasing office on approximately 14 acres. Amenities include a leasing office/clubhouse, two swimming pools, lighted tennis court, sand volleyball court, full size washer/dryers in each unit, vaulted ceilings, and fireplaces. The property was constructed in 1986.

ORCHARD OF LANDEN APARTMENTS, MAINEVILLE, OHIO

Orchard of Landen Apartments ("Orchard of Landen") is a 312-unit multifamily property located in Maineville, Ohio. Orchard of Landen was approximately 97% occupied as of July 25, 1997. The property consists of 39 two story residential buildings on approximately 33 acres. Amenities include a clubhouse, swimming pool and spa, exercise room, membership to Pine Ridge Recreation Association, jogging trails, and washer/dryers hook ups. The property was constructed between 1985 and 1988.

PREAKNESS APARTMENTS, ANTIOCH, TENNESSEE

Preakness Apartments ("Preakness") is a 260-unit multifamily property located in Antioch, Tennessee. Preakness was approximately 90% occupied as of June 20, 1997. The property consists of 15 three story residential buildings and one clubhouse/leasing office on approximately 13 acres. Amenities include a leasing office/clubhouse, swimming pool, fitness center, indoor jacuzzi, lighted tennis court, sand volleyball court, barbecue/picnic area, woodburning fireplaces, large private balconies, and washer/dryer connections in each unit. The property was constructed in 1986.

RIVERSIDE PARK APARTMENTS, TULSA, OKLAHOMA

Riverside Park Apartments ("Riverside Park") is a 288-unit multifamily property located in Tulsa, Oklahoma. Riverside Park was approximately 97% occupied as of July 22, 1997. The property consists of 12 three story residential buildings and one clubhouse. Amenities include a clubhouse, swimming pool, spa, washer/dryer connections, washer/dryers and vaulted ceilings in select units, and fireplaces. The property was constructed in 1994.

SYCAMORE CREEK APARTMENTS, SCOTTSDALE, ARIZONA

Sycamore Creek Apartments ("Sycamore Creek") is a 350-unit multifamily property located in Scottsdale, Arizona. Sycamore Creek was approximately 86% occupied as of July 22, 1997. The property consists of 20 two story residential buildings and two clubhouses on approximately 19 acres. Amenities include two clubhouses, two swimming pools, two spas, two lighted tennis courts, exercise room, sauna, washer/dryer connections, and fireplaces. The property was constructed in 1984.

TRINITY LAKES APARTMENTS, CORDOVA, TENNESSEE

Trinity Lakes Apartments ("Trinity Lakes") is a 330-unit multifamily property located in Cordova, Tennessee. Trinity Lakes was approximately 97% occupied as of July 28, 1997. The property consists of 20 three story residential buildings and one clubhouse/leasing office on approximately 26 acres. Amenities include a leasing office/clubhouse, swimming pool, two lighted tennis courts, jacuzzi, sauna, racquetball court, vaulted ceilings, washer/dryers and built in microwaves in each unit, and fireplaces in select units. The property was constructed in 1985.

The Operating Partnership expects to provide property management services for the Probable Properties.

The closings of the Probable Properties are subject to certain contingencies and conditions, therefore, there can be no assurance that any or all of these transactions will be consummated, or that the final terms thereof will not differ in material respects from those summarized above.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    C.  EXHIBITS
        --------

          24.1 Consent of Ernst & Young LLP




          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                       ERP OPERATING LIMITED PARTNERSHIP


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS




                     Required under Item 7(b) of Form 8-K

                       ERP OPERATING LIMITED PARTNERSHIP
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997 and Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been presented as if the June 1997 Common Share Offerings and the acquisition or probable acquisition of 19 multifamily properties had occurred on June 30, 1997 with respect to the June 30, 1997 balance sheet, January 1, 1997 with respect to the statement of operations for the six months ended June 30, 1997 and January 1, 1996 with respect to the statement of operations for the year ended December 31, 1996.
All of these properties are included on a pro forma basis as described in Note A of the Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and the Combined Statements of Revenue and Certain Expenses for the acquired and for the probable properties (included elsewhere herein).


                                                 ERP OPERATING LIMITED PARTNERSHIP
                                          PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                        AS OF JUNE 30, 1997
                                                            (UNAUDITED)
                                                      (Amounts in thousands)



                                                                                                  Most Recent
                                                                             Probable              Acquired               Pro
                                                     Historical             Properties (A)      Properties (B)           Forma
                                                -------------------     ------------------     -----------------     --------------
ASSETS
Rental property, net                            $         4,124,835     $          297,502     $          37,940     $    4,460,277
Real estate held for disposition                              3,947                     --                    --              3,947
Investment in mortgage notes, net                           174,764                     --                    --            174,764
Cash and cash equivalents                                   311,358                 (5,102)              (37,940)           268,316
Rents receivable                                              2,078                     --                    --              2,078
Deposits-restricted                                           6,112                     --                    --              6,112
Escrows deposits-mortgage                                    28,698                     --                    --             28,698
Deferred financing costs, net                                14,306                     --                    --             14,306
Other assets                                                 72,636                     --                    --             72,636
                                                -------------------     ------------------     -----------------     --------------
   Total assets                                 $         4,738,734     $          292,400                    --     $    5,031,134
                                                ===================     ==================     =================     ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                          $           960,879     $          136,000                    --    $     1,096,879
Line of credit                                                   --                     --                    --                 --
Notes, net                                                  754,508                     --                    --            754,508
Accounts payable and accrued expenses                        43,001                     --                    --             43,001
Accrued interest payable                                     22,210                     --                    --             22,210
Due to affiliates                                               649                     --                    --                649
Rents received in advance and other liabilities              31,844                     --                    --             31,844
Security deposits                                            19,231                     --                    --             19,231
Distributions payable                                        64,506                     --                    --             64,506
                                                -------------------     ------------------     -----------------     --------------
   Total liabilities                                      1,896,828                136,000                    --          2,032,828
                                                -------------------     ------------------     -----------------     --------------

Commitments and contingencies

   9 3/8% Series A Cumulative Redeemable
        Preference Units                                    153,000                     --                    --            153,000
                                                -------------------     ------------------     -----------------     --------------

   9 1/8% Series B Cumulative Redeemable
        Preference Units                                    125,000                     --                    --            125,000
                                                -------------------     ------------------     -----------------     --------------

   9 1/8% Series C Cumulative Redeemable
        Preference Units                                    115,000                     --                    --            115,000
                                                -------------------     ------------------     -----------------     --------------

   8.60% Series D Cumulative Redeemable
        Preference Units                                    175,000                     --                    --            175,000
                                                -------------------     ------------------     -----------------     --------------

   Series E Cumulative Convertible
        Preference Units                                     99,995                     --                    --             99,995
                                                -------------------     ------------------     -----------------     --------------

   9.65% Series F Cumulative Redeemable
        Preference Units                                     57,500                     --                    --             57,500
                                                -------------------     ------------------     -----------------     --------------

Partners' Capital
   General Partner                                        1,937,189                156,400                    --          2,093,589
   Limited Partners                                         179,222                     --                    --            179,222
                                                -------------------     ------------------     -----------------     --------------
         Total partners' capital                          2,116,411                156,400                    --          2,272,811
                                                -------------------     ------------------     -----------------     --------------
         Total liabilities and partner's
            capital                             $         4,738,734     $          292,400                    --     $    5,031,134
                                                ===================     ==================     =================     ==============


(A) Reflects the probable acquisitions of Hidden Palms, Idlewood, Riverside Park, Sycamore Creek, Blue Swan, Autumn Creek, Governor's Point, Northwoods Village, Preakness, Trinity Lakes, Larkspur Woods, Brookridge, Chantecleer Lakes, Orchard of Landen, Crescent at Cherry Creek, Jefferson at Walnut Creek and Kirby Place (collectively the "Probable Properties"). In connection with such probable acquisitions: (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred and capital improvements anticipated to be required as identified in the acquisition process; (ii) the expected assumption of $136 million of mortgage indebtedness; and (iii) the expected issuance of Common Shares with an expected value of approximately $156.4 million.



(B) Reflects the most recent multifamily property acquisitions, which include Paces on the Green and Paces Station (collectively thest Recent Acquired Properties").

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the six months ended June 30, 1997
                                  (UNAUDITED)
                (Amounts in thousands except for OP Unit data)

                                                                                     Most Recent
                                                                    Probable          Acquired                              Pro
REVENUES                                             Historical    Properties (A)    Properties(B)   Adjustments (C)       Forma
                                                     ----------    --------------    -------------   ---------------    -----------
Rental Income                                      $    290,799  $       19,907    $         2,531  $            --   $     313,237
Fee and asset management                                  3,110              --                 --               --           3,110
Interest income - investment in mortgage notes            8,011              --                 --               --           8,011
Interest and other income                                 4,404              --                 --           (2,411)          1,993
                                                     ----------   --------------     -------------    -------------     -----------
           Total revenues                               306,324          19,907              2,531           (2,411)        326,351
                                                     ----------   --------------     -------------    -------------     -----------

EXPENSES
Property and maintenance                                 70,760           6,409                954             (926)         77,197
Real estate taxes and insurance                          29,667           2,388                254               --          32,309
Property management                                      11,819              --                 --              561          12,380
Fee and asset management                                  1,569              --                 --               --           1,569
Depreciation                                             62,775              --                 --            5,032          67,807
Interest:
           Expense incurred                              50,924              --                 --            4,420          55,344
           Amortization of deferred financing costs       1,220              --                 --               --           1,220
General and administrative                                6,206              --                 --               --           6,206
                                                      ---------   --------------     -------------    -------------     -----------
           Total expenses                               234,940           8,797              1,208            9,087         254,032
                                                      ---------   --------------     -------------    -------------     -----------
Income before gain on disposition of properties          71,384  $       11,110    $         1,323  $       (11,498)         72,319
Gain on disposition of properties                         3,632   ==============     =============    =============              --
                                                      ---------                                                         -----------
Net income                                          $    75,016                                                       $      72,319
                                                      =========                                                         ===========

ALLOCATION OF NET INCOME:

9 3/8% Series A Cumulative Redeemable
           Preference Units                         $     7,172                                                       $       7,172
                                                      =========                                                         ===========
9 1/8% Series B Cumulative Redeemable
            Preference Units                        $     5,704                                                       $       5,704
                                                      =========                                                         ===========
9 1/8% Series C Cumulative Redeemable
            Preference Units                        $     5,246                                                       $       5,246
                                                      =========                                                         ===========
8.60% Series D Cumulative Redeemable
            Preference Units                        $     1,714                                                       $       1,714
                                                      =========                                                         ===========
Series E Cumulative Convertible
            Preference Units                        $       615                                                       $         615
                                                      =========                                                         ===========
9.65% Series F Cumulative Redeemable
            Preference Units                        $       488                                                       $         488
                                                      =========                                                         ===========

General Partner                                          47,732                                                              46,278
Limited Partners                                          6,345                                                               5,102
                                                      ---------                                                         -----------
                                                    $    54,077                                                       $      51,380
                                                      =========                                                         ===========
Net income per weighted average OP
           Unit outstanding                         $      0.86                                                       $        0.69
                                                      =========                                                         ===========
Weighted average OP Units outstanding                    62,787                                                      (D)     74,511
                                                      =========                                                         ===========


(A) Reflects the results of operations for the Probable Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the six months ended June 30, 1997.

(B) Reflects the results of operations for the Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Most Recent Acquired Properties for the six months ended June 30, 1997.

(C) Reflects the following adjustments to the Probable Properties and Most Recent Acquired Properties results of operations as follows:


    Interest and other income:
      Reduction of interest income due to the use of working capital for property acquisitions          $(2,411)
                                                                                                        =======

    Property and maintenance:
      The elimination of third-party management fees where the Operating Partnership is providing
      onsite property management services                                                               $  (926)
                                                                                                        =======

    Property management:
      Incremental cost associated with self management of the Probable Properties and Most Recent
      Acquired Properties for the six months ended June 30, 1997.                                       $   561
                                                                                                        =======

    Depreciation:
      Reflects depreciation based on the expected total investment of $335.4 million for the Probable
      Properties and Most Recent Acquired Properties less 10% allocated to land and depreciated over a 30-year life for real property. Depreciation for the Probable Properties the Most Recent
      Acquired Properties reflect amounts for the six months ended June 30, 1997.                       $ 5,032
                                                                                                        =======

    Interest:
    Expense incurred:
      Interest on mortgage indebtedness for the Probable Properties. (E)                                $ 4,420
                                                                                                        =======

(D) Pro Forma weighted average OP Units outstanding for the six months ended June 30, 1997 was 74.5 million, which assumes the OP Units issued to the Company in connection with the June 1997 Common Share Offerings and the OP units issued to the seller in connection with the acquisition of Gates of Redmond and Gates of Redmond II were outstanding as of January 1, 1997 and includes approximately 3.4 million OP Units issued to the Company in connection with Common Shares issued by the Company in connection with the acquisition of the Probable Properties. The OP Units outstanding does not include any OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly in an acquisition.

(E) Detail of interest expense on mortgage indebtedness for the Probable
    Properties:


                                Mortgage      Interest    Interest
         Property             Indebtedness      Rate      Expense
--------------------------    ------------    --------    --------
Hidden Palms                    $  4,174       6.50%       $  136
Idlewood                           6,574       6.50%          214
Riverside Park                     6,900       6.50%          224
Sycamore Creek                    10,093       6.50%          328
Blue Swan                          4,199       6.50%          136
Autumn Creek                       4,958       6.50%          161
Governor's Point                  13,226       6.50%          430
Northwoods Village                 6,004       6.50%          195
Preakness                          4,299       6.50%          140
Trinity Lakes                      7,916       6.50%          257
Larkspur Woods                     9,523       6.50%          309
Brookridge                         8,100       6.50%          263
Cantecleer Lakes                  10,203       6.50%          332
Orchard of Landen                  9,229       6.50%          300
Crescent at Cherry Creek           8,335       6.50%          271
Jefferson at Walnut Creek          8,358       6.50%          272
Kirby Place                       13,909       6.50%          452
                                --------                   ------
Totals                          $136,000                   $4,420
                                ========                   ======

                                                 ERP OPERATING LIMITED PARTNERSHIP
                                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               For the year ended December 31, 1996
                                                            (UNAUDITED)
                                          (Amounts in thousands except for OP Unit data)


                                                                                 Most Recent
                                                                 Probable        Acquired                             Pro
                                                 Historical      Properties (A)  Properties (B)  Adjustments (C)     Forma
                                                 ----------      --------------  --------------  ---------------   ---------
REVENUES
Rental income                                   $   454,412      $       39,251  $        5,368  $            --   $ 499,031
Fee and asset management                              6,749                  --              --               --       6,749
Interest income - investment in mortgage notes       12,819                  --              --               --      12,819
Interest and other income                             4,405                  --              --           (2,942)      1,463
                                                 ----------      --------------  --------------  ---------------   ---------
        Total revenues                              478,385              39,251           5,368           (2,942)    520,062
                                                 ----------      --------------  --------------  ---------------   ---------
EXPENSES
Property and maintenance                            127,172              12,696           1,558           (1,846)    139,580
Real estate taxes and insurance                      44,128               4,531             482               --      49,141
Property management                                  17,512                  --              --            1,115      18,627
Fee and asset management                              3,837                  --              --               --       3,837
Depreciation                                         93,253                  --              --           10,063     103,316
Interest:
        Expense incurred                             81,351                  --              --            8,840      90,191
        Amortization of deferred financing costs      4,242                  --              --               --       4,242
General and administrative                            9,857                  --              --               --       9,857
                                                 ----------      --------------  --------------  ---------------   ---------
        Total expenses                              381,352              17,227           2,040           18,172     418,791
                                                 ----------      --------------  --------------  ---------------   ---------

Income before gain on disposition of properties      97,033      $       22,024  $        3,328  $       (21,114)  $ 101,271
                                                                 ==============  ==============  ===============
Gain on disposition of properties                    22,402                                                               --
                                                 ----------                                                        ---------
Income before extraordinary item                    119,435                                                          101,271

Extraordinary item:
        Write-off of unamortized costs on
               refinanced debt                       (3,512)                                                              --
                                                 ----------                                                        ---------
Net Income                                       $  115,923                                                        $ 101,271
                                                 ==========                                                        =========
ALLOCATION OF NET INCOME:

Redeemable Preference Interests                  $      263                                                        $      --
                                                 ==========                                                        =========
9 3/8% Series A Cumulative Redeemable
      Preference Units                           $   14,345                                                        $  14,345
                                                 ==========                                                        =========
9 1/8% Series B Cumulative Redeemable
      Preference Units                           $   11,406                                                        $  11,406
                                                 ==========                                                        =========
9 1/8% Series C Cumulative Redeemable
      Preference Units                           $    3,264                                                        $   3,264
                                                 ==========                                                        =========

General Partner                                      72,609                                                           62,451
Limited Partners                                     14,036                                                            9,805
                                                 ----------                                                        ---------
                                                 $   86,645                                                        $  72,256
                                                 ==========                                                        =========
Net income per weighted average OP
        Unit outstanding                         $     1.70                                                        $    1.14
                                                 ==========                                                        =========
Weighted average OP Units outstanding                51,108                                                        (D)63,631
                                                 ==========                                                        =========

(A)     Reflects the results of operations of the Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Probable Properties for the year ended December 31, 1996.

(B)     Reflects the results of operations for the Most Recent Acquired Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Most
        Recent Acquired Properties for the year ended December 31, 1996.


(C)  Reflects the following adjustments to the Probable Properties and Most
     Recent Acquired Properties results of operations as follows:

     Interest and other income:
       Reduction of interest income due to the use of working capital for
       property acquisitions                                                                           $              (2,942)
                                                                                                        =====================
     Property and maintenance:
       The elimination of third-party management fees where the Operating
       Partnership is providing onsite property management services                                    $              (1,846)
                                                                                                        =====================
     Property management:
       Incremental cost associated with self management of the Probable
       Properties and the Most Recent Acquired Properties for the year ended
       December 31, 1996.                                                                              $               1,115
                                                                                                        =====================
     Depreciation:
       Reflects depreciation based on the expected total investment of $335.4 million for the Probable Properties and the Most Recent Acquired Properties
       less amounts allocated to land, generally 10%, and depreciated over a 30-year
       life for real property.                                                                         $              10,063
                                                                                                        =====================

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for the Probable Properties. (E)                              $               8,840
                                                                                                        =====================

(D) Pro Forma weighted average OP Units outstanding for the year ended December 31, 1996 was 63.6 million, which includes 51.1 million weighted average OP Units outstanding as of December 31, 1996 plus the issuance of 9 million OP Units issued to the Company in connection with the June 1997 Common Share Offerings and 112,226 OP units issued to the seller in connection with the acquisition of Gates of Redmond and Gates of Redmond II and includes approximately 3.4 million OP Units issued in connection with the acquisition of the Probable Properties. The OP Units outstanding does not include any OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.



(E)  Detail of interest expense on mortgage indebtedness the Probable
     Properties:


                                       Mortgage                Interest             Interest
         Property                    Indebtedness                Rate               Expense
--------------------------       --------------------       ---------------    ------------------
Hidden Palms                     $              4,174                 6.50%    $              271
Idlewoood                                       6,574                 6.50%                   427
Riverside Park                                  6,900                 6.50%                   449
Sycamore Creek                                 10,093                 6.50%                   656
Blue Swan                                       4,199                 6.50%                   273
Autumn Creek                                    4,958                 6.50%                   322
Governor's Point                               13,226                 6.50%                   860
Northwoods Village                              6,004                 6.50%                   390
Preakness                                       4,299                 6.50%                   279
Trinity Lakes                                   7,916                 6.50%                   515
Larkspur Woods                                  9,523                 6.50%                   619
Brookridge                                      8,100                 6.50%                   527
Cantecleer Lakes                               10,203                 6.50%                   663
Orchard of Landen                               9,229                 6.50%                   600
Crescent at Cherry Creek                        8,335                 6.50%                   542
Jeferson at Walnut Creek                        8,358                 6.50%                   543
Kirby Place                                    13,909                 6.50%                   904
                                  -------------------                           -----------------
Totals                           $            136,000                          $            8,840
                                  ===================                           =================

                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES



                     Required under Item 7(a) of Form 8-K

                         Report of Independent Auditors


The Partners of
ERP Operating Limited Partnership


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Ameritech Pension Trust Probable Properties (the Probable Properties) described in Note 2 for the year ended December 31, 1996. This combined Statement of Revenue and Certain Expenses is the responsibility of the Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
August 15, 1997

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)




                                              For the
                                          Six Months Ended        For the
                                            June 30, 1997       Year Ended
                                             (Unaudited)     December 31, 1996
                                          ----------------   -----------------
REVENUE
  Rental Income                           $         19,907   $          39,251
                                          ----------------   -----------------

CERTAIN EXPENSES
  Property operating and maintenance                 5,585              11,064
  Real estate taxes and insurance                    2,388               4,531
  Management fees                                      824               1,632
                                          ----------------   -----------------
                                                     8,797              17,227
                                          ----------------   -----------------

REVENUE IN EXCESS OF CERTAIN
  EXPENSES                                $         11,110   $          22,024
                                          ================   =================



                            See accompanying notes.

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        NOTES TO COMBINED STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES


Note 1 - Summary of Significant Accounting Policies

     The accompanying combined Statements of Revenue and Certain Expenses for the year ended December 31, 1996 and the six months ended June 30, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying combined financial statements consist of 17 multifamily properties for which ERP Operating Limited Partnership (the "Operating Partnership") made a commitment to acquire or has reached an agreement, in principle, to acquire these properties and the Operating Partnership is in the final stages of completing the acquisition of these properties, (the "Ameritech Pension Trust Probable Properties"). The closing of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

     The accompanying combined financial statements are not representative of the actual operations of the Ameritech Pension Trust Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the Ameritech Pension Trust Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of Ameritech Pension Trust Probable Properties.

     In the preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     The Ameritech Pension Trust Probable Properties are expected to be managed by two unaffiliated management companies through the acquisition date to maintain and manage the operations of the Probable Properties. Management fees are based upon a percentage ranging from 2.5% to 5% of total income. Upon acquisition of the Probable Properties by the Operating Partnership, such management contracts will be canceled at which time the Operating Partnership will begin to manage the properties.

                  AMERITECH PENSION TRUST PROBABLE PROPERTIES
                        NOTES TO COMBINED STATEMENTS OF
                   REVENUE AND CERTAIN EXPENSES (continued)



Note 2 - Description of Properties

      The following properties are included in the combined Statements of Revenue and Certain Expenses:

                                                                               Date         Number             Total
            Property Name                    Location           Seller       Acquired      of Units       Investment (B)
      --------------------------        ------------------     --------     -----------   -----------    -----------------
      Autumn Creek                      Cordova, TN              (A)            (C)           210       $    11,112,170
      Blue Swan                         San Antonio, TX          (A)            (C)           285             9,164,020
      Brookridge                        Centreville, VA          (A)            (C)           252            18,703,016
      Chantecleer Lakes                 Naperville, IL           (A)            (C)           304            23,202,100
      Crescent at Cherry Creek          Denver, CO               (A)            (C)           216            17,841,960
      Governor's Point                  Rosewell, CO             (A)            (C)           468            28,971,870
      Hidden Palms                      Tampa, FL                (A)            (C)           256             8,678,519
      Idlewood                          Indianapolis, IN         (A)            (C)           320            14,268,800
      Jefferson at Walnut Creek         Austin, TX               (A)            (C)           342            17,392,900
      Kirby Place                       Houston, TX              (A)            (C)           362            29,619,460
      Larkspur Woods                    Sacramento, CA           (A)            (C)           232            20,769,400
      Northwoods Village                Cary, NC                 (A)            (C)           228            13,264,424
      Orchard of Landen                 Maineville, OH           (A)            (C)           312            20,475,439
      Preakness                         Antioch, TN              (A)            (C)           260            10,025,100
      Riverside Park                    Tulsa, OK                (A)            (C)           288            14,380,400
      Sycamore Creek                    Scottsdale, AZ           (A)            (C)           350            22,495,819
      Trinity Lakes                     Cordova, TN              (A)            (C)           330            17,136,700
                                                                                           ---------      ----------------
                                                                                            5,015         $ 297,502,097
                                                                                           =========      ================

Notes:

(A) The Ameritech Pension Trust Probable Properties have been presented on a combined basis because all of the Probable Properties are commonly owned by Ameritech Pension Trust.

(B) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

(C) The Operating Partnership has made a commitment to acquire this property or has reached an agreement in principle and is in the final stages of documenting the acquisition of this property.

                         Report of Independent Auditors



The Partners of
ERP Operating Limited Partnership


We have audited the accompanying combined Statement of Revenue and Certain Expenses of Paces on the Green and Paces Station (the Properties) for the year ended December 31, 1996. This combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Chicago, Illinois
September 5, 1997

                     PACES ON THE GREEN AND PACES STATION
                        COMBINED STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES
                            (amounts in thousands)




                                                           For the Period
                                                        from January 1, 1997             For the
                                                         to August 27, 1997            Year Ended
                                                            (Unaudited)             December 31, 1996
                                                        --------------------        -----------------

REVENUE                                                  $             3,430        $           5,368
     Rental Income                                      --------------------         ----------------


CERTAIN EXPENSES
     Property operating and maintenance                                1,086                    1,344
     Real estate taxes and insurance                                     316                      482
     Management fees                                                     137                      214
                                                        --------------------         ----------------
                                                                       1,539                    2,040
                                                        --------------------         ----------------

REVENUE IN EXCESS OF CERTAIN EXPENSES                    $             1,891        $           3,328
                                                         ===================        =================










                            See accompanying notes.

                     PACES ON THE GREEN AND PACES STATION
                       NOTES TO COMBINED STATEMENTS OF
                         REVENUE AND CERTAIN EXPENSES

Note 1--Summary of Significant Accounting Policies

     The accompanying combined Statements of Revenue and Certain Expenses for the year ended December 31, 1996 and the period from January 1, 1997 to August 27, 1997 (unaudited) were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission. The accompanying combined financial statements are not representative of the actual operations of Paces on the Green and Paces Station (the "Properties") for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by ERP Operating Limited Partnership (the "Operating Partnership") in future operations of Properties, have been excluded.

     In preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     Rental income attributable to residential leases is recorded when due from tenants, generally on a straight line basis.

     The Properties were managed by an unaffiliated management company through the acquisition date to maintain and manage the operations of the Properties. Management fees were based on 4% of total income. Property management services are being provided by the Operating Partnership since the date of acquisition.


Note 2--Description of Properties

     The following Properties are included in the combined Statements of Revenue and Certain Expenses:

                                                             Date             Number                Total
     Property Name        Location          Seller         Acquired          of Units           Investment (B)
     -------------       ----------         ------         --------          --------           --------------
    Paces on the Green   Atlanta, GA          (A)           8/27/97             210               $ 13,061,000
    Paces Station        Atlanta, GA          (A)           8/27/97             400                 24,879,000
                                                                             --------           --------------
                                                                                610               $ 37,940,000
                                                                             ========           ==============


     Notes:

     (A) These Properties have been presented on a combined basis because the Properties are commonly owned by the California Policeman and Fireman's Fund.

     (B) Includes initial purchase price, closing costs and amounts specified at date of purchase for future capital improvements.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      ERP OPERATING LIMITED PARTNERSHIP
                                      BY: EQUITY RESIDENTIAL PROPERTIES TRUST,
                                          ITS GENERAL PARTNER



     September 25, 1997               By: /s/      Michael J. McHugh
     ------------------                   -------------------------------------
          (Date)                                   Michael J. McHugh

                                         Senior Vice President, Chief Accounting
                                                  Officer and Treasurer